                                                                 Exhibit 99.CERT

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, George C.W. Gatch, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming Intrepid European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Fleming Japan Fund and JPMorgan Fleming Tax Aware International Opportunities Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Group (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:
        a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
        b) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
        c) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the Funds' second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):
        a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and
        b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.


/s/ George C.W. Gatch
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George C.W. Gatch
President

December 20, 2004
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Date

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Stephanie J. Dorsey, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Fleming Asia Equity Fund, JPMorgan Fleming Intrepid European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Fleming Japan Fund and JPMorgan Fleming Tax Aware International Opportunities Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Group (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:
        a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
        b) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
        c) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the Funds' second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):
        a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and
        b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.


/s/ Stephanie J. Dorsey
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Stephanie J. Dorsey
Treasurer

December 20, 2004
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Date